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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2001

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9818 (Commission File Number)	13-3434400 (I.R.S. Employer Identification Number)
1345 Avenue of the Americas, New York, New York (Address of principal executive offices)		10105 (Zip Code)
Registrant's telephone number, including area code		212-969-1000

Item 1. Changes in Control of Registrant.

  Not applicable.

Item 2. Acquisition or Disposition of Assets.

  Not applicable.

Item 3. Bankruptcy or Receivership.

  Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

  Not applicable.

Item 5. Other Events and Regulation FD Disclosure.

  Not applicable.

Item 6. Resignations of Registrant's Directors.

  Not applicable.

Item 7. Financial Statements and Exhibits.

  (a) Financial Statements of Businesses Acquired

    None.

  (b)
  Pro Forma Financial Information

    None.

  (c)
  Exhibits

99.7	Pursuant to Regulation FD, Alliance Capital Management Holding L.P. is furnishing its First Quarter 2001 Review dated April 30, 2001.

Item 8. Change in Fiscal Year.

  Not applicable.

Item 9. Regulation FD Disclosure.

  Pursuant to Regulation FD, Alliance Capital Management Holding L.P. is furnishing its First Quarter 2001 Review dated April 30, 2001. The First Quarter 2001 Review is attached hereto as Exhibit 99.7.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.
Dated: May 3, 2001	By:	Alliance Capital Management Corporation, General Partner
	By:	/s/ ROBERT H. JOSEPH, JR. Robert H. Joseph, Jr. Senior Vice President and Chief Financial Officer

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  Item 1. Changes in Control of Registrant.
  Item 2. Acquisition or Disposition of Assets.
  Item 3. Bankruptcy or Receivership.
  Item 4. Changes in Registrant's Certifying Accountant.
  Item 5. Other Events and Regulation FD Disclosure.
  Item 6. Resignations of Registrant's Directors.
  Item 7. Financial Statements and Exhibits.
  Item 8. Change in Fiscal Year.
  Item 9. Regulation FD Disclosure.
SIGNATURES